SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest event reported): August 31, 2000



                           USAA FEDERAL SAVINGS BANK

                       --------------------------------

           (Exact name of registrant as specified in its character)


                                 United States

                       --------------------------------

        (State or other jurisdiction of incorporation or organization)


        333-30840                                           74-2291652
     ---------------------                               ------------------

    (Commission File Number)                (IRS Employer Identification No.)


                            10750 McDermott Freeway
                           San Antonio, Texas 78288


                       --------------------------------

             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (210) 498-2265

                                Not applicable

                       --------------------------------

         (Former name or former address, if changed since last report)



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Item 5.           Other Events.
                  ------------


Filing of certain Agreements
----------------------------

         On August 31, 2000, USAA Auto Owner Trust 2000-1 (the "Issuer"), as issuer, and The Chase Manhattan Bank ("Chase"), as indenture trustee, entered into an indenture dated as of August 1, 2000 (the "Indenture"). On August 31, 2000, USAA Federal Savings Bank ("USAA"), as depositor, and First Union Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On August 31, 2000, USAA, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of August 1, 2000 (the "Sale and Servicing Agreement"). On August 31, 2000, the Issuer, USAA, as administrator, and Chase, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of August 1, 2000. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement is attached hereto as Exhibit 10.2.




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Item 7.  Financial Statements, Pro Forma Financial

                           Information and Exhibits.
                           ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  4.1                  Indenture

                  4.2                  Trust Agreement

                  10.1                 Sale and Servicing Agreement

                  10.2                 Administration Agreement



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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USAA FEDERAL SAVINGS BANK




                                                 By: /s/ Michael J. Broker
                                                    -------------------------
                                                      Michael J. Broker
                                                      Vice President




Dated:   September 14, 2000





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                                 EXHIBIT INDEX



      Exhibit No.                                             Page
      -----------                                             ----

             4.1                                                 6

             4.2

             10.1

             10.2